                                 EXHIBIT 10.51
                                 -------------

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------



     THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of June 17, 1999, and to be effective as of June 17, 1999 (the "Effective Date"), is entered into by and among NOVA CORPORATION ("NOVA" and sometimes also called "Parent"), NOVA INFORMATION SYSTEMS, INC. ("NIS" and sometimes also called the "Original Borrower"), the lenders party hereto (collectively, the "Lenders"), FIRST UNION NATIONAL BANk, as Documentation Agent, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Lenders (the "Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings, assigned to them in the Credit Agreement.

                                R E C I T A L S:
                                ---------------

     WHEREAS, the Original Borrower, the Lenders and the Agent are parties to a certain Credit Agreement dated as of October 27, 1997, as modified by the Waiver dated December 23, 1997 (the "First Waiver"), as further amended by an Amendment dated as of January 30, 1998 (the "First Amendment") and as further modified by a Waiver dated as of March 31, 1999 (the "Second Waiver") (collectively, the "Credit Agreement"), pursuant to which the Lenders have agreed to make loans to the Original Borrower;

     WHEREAS, the Parent desires to amend the Credit Agreement, so as to, among other things, (i) permit each of NIS and/or NOVA to borrow and request Letters of Credit under the Credit Agreement, (ii) increase the number of permitted Interest Periods, (iii) provide for an additional representation and covenant regarding Regulation U, (iv) remove certain margin stock from the negative pledge provision, (v) permit NOVA to repurchase certain shares of its stock,
(vi) modify the covenant regarding Joint Ventures and Alliances, (vii) eliminate the covenant regarding rental obligations, (viii) modify the requirement to furnish certificates relative to certain Acquisitions, (ix) increase the limit on permitted Acquisitions, (x) provide for an amendment fee, and (xi) make certain other changes to the Credit Agreement and the Related Documents; and

     WHEREAS, the Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     The parties agree that the Credit Agreement and the Related Documents are hereby amended as follows:

                                I.  AMENDMENTS
                                    ----------

    1.1   Each of NIS and NOVA as Borrowers. The Credit Agreement is amended so
          ---------------------------------
that notwithstanding any provision in the Credit Agreement to the contrary, each of NIS and NOVA shall individually (i) be a Borrower under the Credit Agreement,
(ii) be entitled to request Revolving Loans and /or Letters of Credit for its account, (iii) be entitled to the rights of the Borrower under the Credit Agreement, and (iv) as to Revolving Loans or Letters of Credit requested by it, be bound by the obligations of the Borrower in respect of such Revolving Loans and Letters of Credit; provided, however, that (a) the aggregate principal amount of all Revolving Loans to NIS and/or NOVA, when added to the LC Amount applicable to all Letters of Credit for the account of NIS and/or NOVA shall not exceed $80,000,000 (or such other amount as may be fixed pursuant to Section 2.4, 6.1 or 6.2), and (b) the LC Amount as to both NIS and NOVA shall not exceed $10,000,000 in the aggregate. In furtherance of the foregoing, (x) each reference in the Credit Agreement and the Related Documents to "the Borrower" shall hereafter be deemed to refer to either or both of NIS or NOVA as applicable (except that each such reference in Section 5.7(a) and 5.7(b) shall be deemed to refer to NIS, each such reference in Section 14 shall be deemed to refer to either NIS or NOVA, and each such reference in Sections 16 and 17 shall be deemed to refer to each of NIS and NOVA), and (y) NOVA shall execute and deliver to the Agent for the account of each Lender a new Revolving Note, substantially in the form of Exhibit A (each such new Revolving Note to constitute a Note under the Credit Agreement). With respect to each of the installments payable on the Converted Revolving Loans pursuant to Section 3.7 of the Credit Agreement, each of NIS and NOVA shall be deemed obligated to pay each such installment according to the proportion that the principal amount of its Revolving Loans outstanding on the Revolving Conversion Date bears to the aggregate principal amount of all Revolving Loans outstanding on such date.

    1.2   Interest Periods.  Section 3.1 of the Credit Agreement is amended by
          ----------------
substituting "ten" for "five".

    1.3   Margin Regulations. Section 9.14 of the Credit Agreement is amended by
          ------------------
adding thereto the following:

          "None of the proceeds of the Revolving Loans or LC Obligations will be used in any manner that would violate any of the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System."

    1.4   Use of Proceeds.  Section 9.18 of the Credit Agreement is amended by
          ---------------
adding thereto the following.

          "The proceeds of the Revolving Loans and LC Obligations may also be used to repurchase shares of stock to the extent permitted in Section 11.5."

    1.5   Indebtedness Relating to Joint Ventures.  Section 11.1 of the Credit
          ---------------------------------------
Agreement is hereby amended by adding clause (j) as follows:

          ", and (j) Indebtedness (including Contingent Obligations) in respect of Alliances pursuant to Section 11.8."

    1.6   Negative Pledge.  Sections 11.2 and 11.4 of the Credit Agreement are
          ---------------
amended by adding the following at the end of such Sections:

          "Notwithstanding any provision hereof to the contrary, the provisions of Section 11.2 (negative pledge) and 11.4 (asset dispositions) shall not apply to any assets of the Parent or its Subsidiaries comprising margin stock under Regulation U to the extent that the value of such margin stock represents more than 25% of the value of all assets of the Parent and its Subsidiaries."

    1.7   Share Repurchases. "Section 11.5 of the Credit Agreement is amended by
          -----------------
adding the following at the end of such Section:

          Notwithstanding any provision in this Section 11.5 to the contrary, NOVA Parent may repurchase shares of its common stock, subject,
                                                                 -------
          however, to compliance by NOVA with all of the following conditions:
          -------
          (a) the purchase price of all such shares so repurchased shall not exceed $75,000,000 in the aggregate; (b) immediately before and after giving effect to any such repurchase, no Default or Event of Default shall exist; and (c) not less than 10 Business Days after any such repurchase, NOVA shall furnish to the Agent notice thereof (such notice to specify the number of shares repurchased and the aggregate purchase price thereof), together with a certificate of a Responsible Officer to the effect that the conditions in the foregoing clauses
          (a), and (b) have been satisfied with respect to such repurchase. Failure of NOVA to satisfy any of the foregoing conditions in connection with a repurchase of its shares shall automatically constitute an Event of Default.

    1.8   Joint Ventures. Section 11.8 of the Credit Agreement is amended to
          --------------
read in its entirety as follows:

          "11.8  Joint Ventures.  Not, and not permit any of its Subsidiaries
                 --------------
          to, enter into any Joint Venture, except for:

               (i) arrangements with independent sales organizations, trade or similar associations or organizations or associate banks, in each case to the extent made in the ordinary course of business; and

               (ii) profit sharing arrangements with other banks established in connection with an Acquisition in payment or partial payment of the purchase price;

               (iii) Alliances as to which the aggregate Investment and Indebtedness (including Contingent Obligations) of the Parent and its Subsidiaries does not exceed $100,000,000, and

               (iv) Alliances listed in Schedule 9.10;
                                        -------------

          provided, however, that the aggregate Investment and Indebtedness
          --------  -------
          (including Contingent Obligations) of the Parent and its Subsidiaries in all Alliances permitted under clauses (iii) and (iv) above shall not exceed $150,000,000 at any one time outstanding."

    1.9   Rental Obligations.  Section 11.9 of the Credit Agreement is hereby
          ------------------
deleted.

    1.10  Regulation U. Section 11.12 of the Credit Agreement is amended to read
          ------------
in its entirety as follows:

          "Section 11.12 Regulation U.  Not, and not permit any Subsidiary to,
           --------------------------
          use any or permit any proceeds of the Revolving Loans or LC Obligations to be used in any manner that would violate any of the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System."

    1.11  Parent Activities.  Section 11.17 of the Credit Agreement is deleted.
          -----------------

    1.12  Certificate as to Acquisition Costs.  Section 13.2.4 of the Credit
          -----------------------------------
Agreement is deleted.

    1.13  Limitation on Acquisitions. Section 13.2.6 of the Credit is amended to
          --------------------------
  read as follows:

          "In any twelve month period after December 31, 1998, the Acquisition Costs of such Acquisition, when added to the Acquisition Costs of all other Acquisitions consummated during such twelve month period after December 31, 1998, shall not exceed $100,000,000 in the aggregate."

    1.14  Certain Definitions. The definitions of "CCTP Business" and "Wholly-
          -------------------
owned Subsidiary" are amended by substituting "Parent" for "Borrower".

    1.15  NIS Guaranty. NIS hereby jointly and severally guarantees all
          ------------
obligations of the Parent (including all obligations of the Parent as Borrower) under the Credit Agreement. To implement such guaranty, NIS hereby becomes a party to and a guarantor under the Subsidiary Guaranty dated as of April 30, 1999 executed by various Subsidiaries of NOVA pursuant to the Second Waiver.

    1.16  Confirmation of Guaranty and Parent Pledge. The Parent hereby
          ------------------------------------------
reaffirms its Parent Guaranty. The Parent hereby agrees that the Parent Pledge Agreement, as supplemented by the Pledge Supplement dated as of April 30, 1999, hereby applies to all Liabilities (including all obligations of NIS as Borrower prior to or after the date hereof and all obligations of NOVA as Borrower after the date hereof) and is hereby reaffirmed in all respects. Notwithstanding any provision therein to the contrary, the parties agrees that the Collateral under the Parent Pledge Agreement does not and shall not include any margin stock under Regulation U.

    1.17  Exhibits. The Exhibits to the Credit Agreement are hereby deemed to be
          --------
revised so as to refer to NIS and/or NOVA as Borrower, as applicable.

    1.18  Amendment Fee.   Concurrently with the execution and delivery of this
          -------------
Amendment, the Parent hereby agrees to pay to the Agent for the pro rata account of the Lenders an amendment fee equal to 10 basis points times the amount of the Aggregate Commitment in effect before giving effect to this Amendment.

    1.19  Commitment Increase. The parties recognize that pursuant to Section
          -------------------
2.4 of the Credit Agreement, NIS or NOVA as Borrower may request a Commitment Increase from Bank of America National Trust and Savings Association of up to $20,000,000 (it being understood that no Lender is obligated to increase its Revolving Commitment and that such Commitment Increase shall only be applicable with respect to any Lender that is so willing to increase its Revolving Commitment).

                              II.  EFFECTIVENESS
                                   -------------

    This Amendment shall be deemed effective as of the Effective Date, upon receipt by the Agent of (i) payment of the amendment fee provided in Section
1.18 above and (ii) all of the following, each dated a date satisfactory to the Agent and in form and substance satisfactory to the Agent:

    2.1   Amendment. From the Parent, the Borrower and each of the Required
          ---------
Lenders, a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgement and Consent in the form attached hereto.

    2.2   New Notes. For each Lender, an appropriately completed Revolving Note
          ---------
of the Parent substantially in the form of Exhibit A, payable to the order of such Lender in the maximum amount equal to the Revolving Loan Commitment of such Lender;

    2.3   Parent Certificate. An officer's certificate of the Parent, signed by
          ------------------
the president or any vice-president of the Parent, and attested to by the secretary or any assistant secretary, is to (i) resolutions of the Board of Directors of the Parent, and (ii) the incumbency and signature of persons authorized to sign this Amendment and the other documents furnished pursuant hereto;

    2.4  NIS Certificate. an officer's certificate of NIS, signed by the
         ---------------
president or any vice-president of NIS, and attested to by the secretary or any assistant secretary, as to (i) resolutions of the Board of Directors of NIS, and
(ii) the incumbency and signature of persons authorized to sign this Amendment and the other documents furnished pursuant hereto;

    2.5  Subsidiary Authorization.  Evidence that the Guarantor Acknowledgement
         ------------------------
and Consents have been duly authorized.

    2.6  Opinion.  A favorable opinion of Long, Aldridge & Norman (and/or other
         -------
counsel), counsel to the Parent, NIS and the other Subsidiaries, covering the execution and delivery by the Parent, NIS and the other Subsidiaries, as applicable, of this Amendment and the other documents furnished pursuant hereto, and addressing such other legal matters as the Agent may require; and

    2.7  Other.  Such other supporting documents as the Agent may require;
         -----

                     III.  REPRESENTATIONS AND WARRANTIES
                           ------------------------------


    Each of NOVA and NIS hereby represents and warrants to the Agent and the Lenders as follows:

    3.1  No Default. No Default or Event of Default has occurred and is
         ----------
continuing.

    3.2  Authorization. The execution, delivery and performance by the each of
         -------------
the Parent, NIS and the guarantor Subsidiaries of this Amendment and the Related Documents (to which it is a party) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person in order to be effective and enforceable. The Credit Agreement as modified by this Amendment constitutes the legal, valid and binding obligations of each of the Parent, NIS and the guarantor Subsidiaries, enforceable against each of them in accordance with its terms.

    3.3  Credit Agreement Representations. All representations and warranties of
         --------------------------------
NOVA and NIS contained in Section 9 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on the date hereof (it being understood that Schedule 9.10 is deemed revised so as to list the Subsidiaries comprising the PMT and Post Merger Acquisitions referred to in the Second Waiver).

    3.4   Subsidiaries.  The certification as to charters, certificates of
          ------------
incorporation, bylaws, and incumbency and signatures of officers previously furnished by the

Subsidiaries pursuant to the Second Waiver remain true and correct as of the date hereof as though made on the date hereof.

                              IV.  MISCELLANEOUS
                                   -------------

    4.1  Miscellaneous. Except as herein expressly amended, all terms, covenants
         -------------
and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

    4.2  Successors and Assigns. This Amendment shall be binding upon and inure
         ----------------------
to the benefit of the parties and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

    4.3  Governing Law.  This Amendment shall be governed by and construed in
         -------------
accordance with the Law of the State of New York.

    4.4  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or NOVA or NIS shall bind such Lender, NOVA or NIS, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

    4.5  Entire Agreement.  This Amendment, together with the Credit Agreement,
         ----------------
contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supercedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 17.1 of the Credit Agreement.

    4.6  Severability. If any term or provision of this Amendment shall be
         ------------
deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

    4.7  Legal Expenses. NOVA agrees to pay to or reimburse the Agent, upon
         --------------
demand, for all costs and expenses (including allocated costs of in-house counsel) of the

Agent in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                    (Signatures begin on the following page)

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the Date first above written.

                         NOVA INFORMATION SYSTEMS, INC.

                         By:_________________________________
                         Name:______________________________
                         Title:_______________________________

                         NOVA CORPORATION

                         By:_________________________________
                         Name:______________________________
                         Title:_______________________________


                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION, as Agent

                         By:_________________________________
                         Name:______________________________
                         Title:_______________________________


                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION, as a Lender

                         By:_________________________________
                         Name:______________________________
                         Title:_______________________________


                         FIRST UNION NATIONAL BANK, as a Lender
                         and as Documentation Agent

                         By:_________________________________
                         Name:______________________________
                         Title:_______________________________


                         SUNTRUST BANK ATLANTA, as a Lender

                         By:_________________________________
                         Name:______________________________
                         Title:_______________________________

                                   EXHIBIT A

                             FORM OF REVOLVING NOTE


                                                        Chicago, Illinois
$_________                                              June 17, 1999


    The undersigned, FOR VALUE RECEIVED, promises to pay to the order of ____________________________________________________ (the "Lender") at the
principal office of Bank of America National Trust and Savings Association (the "Agent") in San Francisco, California, _________________________ MILLION DOLLARS ($_________) or, if less, the aggregate unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement, hereinafter referred to) made by the Lender to the undersigned pursuant to the Credit Agreement, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Revolving Termination Date (as defined in the Credit Agreement).

    The undersigned also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.
      --- -----

    Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds.

    This Note is a Revolving Note described in, and is subject to the terms and provisions of, a Credit Agreement, dated as of October 27, 1997 as amended or modified (as the same may at any time be further amended or modified and in effect, the "Credit Agreement"), among the undersigned, NOVA Information Services, Inc., the lenders party thereto (including the Lender), the Issuing Lender (as defined therein) and the Agent, and payment of this Note is secured by certain of the Related Documents (as defined in the Credit Agreement). Reference is hereby made to the Credit Agreement for a statement of the prepayment rights and obligations of the undersigned, a description of the properties mortgaged and assigned, the nature and extent of the collateral security and the rights of the parties to the Related Documents in respect of such collateral security, and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Credit Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable, and any indebtedness of the holder hereof to the undersigned may be appropriated and applied hereon.

    In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

    All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

    THIS NOTE HAS BEEN DELIVERED IN CHICAGO, ILLINOIS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

    This Note is issued pursuant to the Second Amendment to the Credit
Agreement.

                                    NOVA CORPORATION


                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________

                     GUARANTOR ACKNOWLEDGMENT AND CONSENT


    The undersigned, each a guarantor with respect to the Borrower's obligations to the Agent and the Lenders under the Credit Agreement, do hereby (i) acknowledge and consent to the execution, delivery and performance by NOVA Corporation ("NOVA" or "Parent") and NOVA Information Systems, Inc. ("NIS") of the foregoing Second Amendment to Credit Agreement ("Amendment"), (ii) hereby jointly and severally guaranty all obligations of NIS and/or NOVA as Borrower under the Credit Agreement, (iii) reaffirm and agree that the respective guaranty, to which the undersigned is a party applies both to the obligations of NIS and/or NOVA as Borrower under the Credit Agreement, and (iv) reaffirm and agree and all documents and agreements executed and delivered by the undersigned to the Agent and the Lenders in connection with the Credit Agreement, are in full force and effect without defense, offset or counterclaim (capitalized terms used herein have the meanings specified in the Amendment).

Dated as of June 17, 1999



                 [Signature pages begin on the following page]

          [Signature pages for Guarantor Acknowledgment and Consent]

                     NOVA CORPORATION


                     By:______________________________
                     Name:___________________________
                     Title:____________________________


                     BOULDER BANKCARD PROCESSING, INC.

                     By:______________________________
                     Name:___________________________
                     Title:____________________________


                     PMT SERVICES, INC.

                     By:______________________________
                     Name:___________________________
                     Title:____________________________

          [Signature pages for Guarantor Acknowledgment and Consent]

                     PINNACLE FINANCIAL TECHNOLOGIES, INC.
                     CENTRAL BANCSERVICE CORP.
                     NOVA LEADERSHIP COMPANY
                     NOVA ASSET MANAGEMENT COMPANY
                     NOVA LICENSING COMPANY
                     NOVA INFORMATION SERVICES COMPANY
                     PMT SERVICES, INC.
                     PMT ENTERPRISES, INC.
                     PMT RESOURCES, INC.
                     DATA TRANSFER ASSOCIATES, INC.
                     ERIK KRUEGER, INCORPORATED
                     FAIRWAY MARKETING GROUP, INC.
                     FERRANTE FINANCIAL SERVICES, INC.
                     IMA PAYMENT SYSTEMS, INC.
                     MBN NATIONAL, INC.
                     MONEY TRANSFER SYSTEMS, INC.
                     RETAIL PAYMENT SERVICES, INC.
                     RETAIL SYSTEMS CONSULTING, INC.
                     SUPERIOR BANKCARD SERVICE, INC.
                     SUPERIOR EQUIPMENT AND SALES, INC.
                     CVE CORPORATION
                     COMPUTER CHEQUE OF DES MOINES, INC.
                     COMPUTER CHEQUE OF OKLAHOMA CITY, INC.
                     NOR-JEN AVIATION CORP.
                     COMPUTER CHEQUE CORP.
                     COMPUTER CHEQUE OF KANSAS CITY, INC.
                     COMPUTER CHEQUE OF DALLAS, INC.
                     COMPUTER CHEQUE OF DENVER, INC.
                     CREDIT CHEQUE CORPORATION
                     CR PROFESSIONAL CORP.
                     COMPUTER CHEQUE OF MINNESOTA, INC.
                     BANCARD, INC.
                     LADCO FINANCIAL GROUP
                     LADCO FINANCE CORP. IV
                     ADCO FUNDING CORP. V
                     LADCO RECEIVABLES CORP.


                     By:_________________________________
                        John Fasano
                        Vice President, Finance